UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 16, 2019 (May 14, 2019)

National Bankshares, Inc.

(Exact name of Registrant as specified in its charter)

Virginia	0-15204	54-1375874
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

101 Hubbard Street

Blacksburg, VA 24060

(Address of principal executive offices)

(540) 951-6300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report) Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NKSH	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

At its organization meeting on May 15, 2019, the Board of Directors of National Bankshares, Inc. (the “Company”) appointed F. Brad Denardo, the Company’s President and Chief Executive Officer, as Chairman of the Board, President and Chief Executive Officer, effective May 15, 2019. Mr. Denardo's compensation will not be changing as part of this appointment. The Board also appointed Charles E. Green, III as Vice Chairman of the Board, effective May 15, 2019.  These appointments were made as a result of the expiration of the Board of Director terms of James G. Rakes and Jack M. Lewis at the Annual Meeting held on May 14, 2019. To replace Dr. Lewis as Chairman of the Audit Committee, the Board of Directors appointed Lawrence J. Ball.

ITEM 5.07   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On May 14, 2019, National Bankshares, Inc. held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”).  A total of 6,505,574 shares of the Company’s common stock were entitled to vote as of March 13, 2019, the record date for the Annual Meeting.  There were 5,573,990 shares, or 85.68%, present at the Annual Meeting in person or by proxy which constituted a quorum, and the stockholders voted on three proposals.

Proposal No. 1 – Vote on Directors

The stockholders elected three Class 2 directors to serve a three-year term expiring at the Company’s 2022 Annual Meeting of Stockholders.  The results of the vote were as follows:

	For	Withheld	Broker Non-Votes
F. Brad Denardo	4,170,849	21,426	1,381,715
John E. Dooley	4,103,930	88,345	1,381,715
Norman V. Fitzwater, III	4,113,970	78,305	1,381,715

The terms of office of the following directors who did not stand for re-election continued after the Annual Meeting:  Lawrence J. Ball, Michael E. Dye, Charles E. Green, III, Mildred R. Johnson, Mary G. Miller, William A. Peery, Glenn P. Reynolds, James C. Thompson and J. Lewis Webb, Jr.

Proposal No. 2 – Advisory Vote to Approve Named Executive Officer Compensation

The stockholders approved a non-binding advisory vote to approve the compensation of the Company’s named executive officers.  The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
3,720,961	401,087	70,225	1,381,717

Proposal No. 3 –Ratification of Appointment of Independent Public Accounting Firm

The stockholders voted to ratify the Company’s Board of Directors’ appointment of Yount, Hyde & Barbour, P.C. to serve as its independent registered public accounting firm for the fiscal year ending December 31, 2019.  The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
5,545,213	18,887	9,890	0

Page 2 of 3 Pages

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NATIONAL BANKSHARES, INC.

Date:	May 16, 2019

By:	/s/ F. Brad Denardo
F. Brad Denardo Chairman, President and CEO

Page 3 of 3 Pages